Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

Monthly Operating Report

For the Period January 1st, 2010 to January 31st, 2010

REQUIRED DOCUMENTS	Form No.

Debtors Consolidating Schedule of Receipts and Disbursements	MOR-1

Debtors Consolidating Schedule of Operating Receipts and Disbursements	MOR-1a

Schedule of Cash Disbursements by Debtor Entity	MOR-2

Schedule of Debtors Bank Account Balances	MOR-3

Schedule of Professional Fees Paid	MOR-4

Declaration Regarding the Reconciliation of the Debtors Bank Accounts	MOR-5

Debtors Consolidating Balance Sheet	MOR-6

Debtors Consolidating Statement of Operations	MOR-7

Declaration Regarding the Status of Post-Petition Taxes of the Debtors	MOR-8

Combined Listing of Post-Petition Aged Accounts Payable	MOR-9

Combined Listing of Aged Accounts Receivable	MOR-10

Summary of Debtors Post-Petition Inter-Company Receivables and Payables	MOR-11

Debtors Questionnaire	MOR-12

Supplement to Debtors Questionnaire	MOR-12a

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William G. Harvey	February 26th, 2010
Signature of Authorized Individual*	Date

William G. Harvey	Executive Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Abitibibowater Inc., et al.,

NOTES TO THE MONTHLY OPERATING REPORT

1.	Background and Basis of Presentation: On April 16, 2009 and December 21, 2009, Abitibibowater, Inc. (“ABI” or the “Company”) and certain of its U.S. and Canadian subsidiaries (collectively, the “Debtor Entities”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). On April 17, 2009, certain of the Company’s Canadian subsidiaries also filed to reorganize (the “Canadian Petition”) under the Companies’ Creditors Arrangement Act (“CCAA”) in the Superior Court of Justice in Canada, Province of Quebec, District of Montreal (the “Canadian Court”). Certain U.S. and Canadian legal entities, as well as some operations, (“Non-Debtor Affiliates”) were not included in the Chapter 11 filings and will continue to operate outside of the Chapter 11 process.

The unaudited financial statements included herein include the accounts and results of operations of the U.S. filed debtors. The information contained in this Monthly Operating Report (“MOR”) is provided to fulfill the reporting requirements set forth by the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.

In accordance with U.S. generally accepted accounting principles (GAAP), the Company has applied American Institute of Certified Public Accountant’s Statement of Position (“SOP”) 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), in preparing the financial statements. SOP 90-7 requires that the financial statements, for periods subsequent to the Chapter 11 filing, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the bankruptcy proceedings, are recorded in reorganization items on the accompanying unaudited statements of operations. In addition, pre-petition obligations that may be impacted by the bankruptcy reorganization process have been classified on the unaudited balance sheet at January 31, 2010 as Liabilities Subject to Compromise.

These financial statements are not intended to be prepared in conformity with U.S. GAAP, because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements. The information contained in this MOR: (a) has not been audited or reviewed by independent registered public accountants, (b) is limited to the time period indicated, and (c) is not intended to reconcile to the consolidated financial statements filed by the Company in its Annual Report on Form 10-K for the Year ended December 31, 2008 (“2008 Form 10-K”) filed with the Securities and Exchange Commission (“SEC”) on April 30, 2009, or with consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q.

Preparation of the MOR requires management to make estimates and assumptions about future events that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. The Company cannot determine future events and their effects with certainty, particularly while the Chapter 11 cases are proceeding. Therefore, the determination of estimates requires the exercise of judgment based on various assumptions, and other factors such as historical experience, current and expected economic conditions, and in some cases, actuarial calculations. The Company constantly reviews these significant factors and makes adjustments when appropriate.

The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any future interim period. While every effort has been made to assure the accuracy and completeness of this MOR, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the MOR as necessary. In particular, the Company is in the process of reconciling its pre-petition and post-petition liabilities, as well as its liabilities subject to compromise and not subject to compromise, and such amounts are subject to reclassification and/or adjustment in the future.

For the reasons discussed above, the Company cautions readers not to place undue reliance upon information contained in the MOR. For further information, refer to the Company’s consolidated financial statements and footnotes included in its 2008 Form 10-K filed with the SEC on April 30, 2009 and other filings with the SEC.

2.	DIP Credit Facility: In connection with the commencement of the Chapter 11 proceedings, on April 16, 2009 the Company and certain of its affiliates filed a motion with the U.S. Court seeking approval to enter into a post petition credit agreement (the “DIP Credit Agreement”). On April 17, 2009, the U.S. Court granted interim approval of the DIP Credit Agreement. Final approval of the DIP Credit Agreement was granted by the U.S. Court on June 4, 2009.

The DIP Credit Agreement, as amended, provides for a term loan in the aggregate principal amount of up to USD $360,000,000, consisting of USD $166,000,000 for term loan borrowings of the US Borrowers, and a USD $40,000,000 term loan for borrowings of Bowater Canada ( the “Initial Loan”), plus subject to further approval from the Bankruptcy Court only after notice and a further hearing, an incremental USD $154,000,000 which may be advanced after the date of this order (the Incremental Facility).

The use of proceeds under the DIP Credit Agreement may be used for: (a) working capital; (b) other general corporate purposes of the Bowater Debtors; (c) payment of any related transaction costs, fees and expenses; (d) the payment of Adequate Protection Obligations; and (e) the costs of administration of these cases. On April 20th and 21st, the company drew down the current available amount of the DIP agreement.

3.

MOR-1 and MOR-1a: The detail presented in MOR-1 represents the total receipts and disbursements, taken directly from the debtors’ bank statements, for the period January 1st, 2010 through January 31st, 2010. The beginning and ending balances are also reported directly from the bank statements. Due to the nature of the debtor’s cash management system, the actual operating receipts and disbursements are captured within the numbers presented. MOR-1a breaks out the operating receipts and disbursements. Major categories of disbursements have been listed. The Company continues to refine the process by which items in the “Other” category are identified. These refinements will appear in subsequent month MORs.

4.	Significant Accounting Policies: The significant accounting policies are consistent with those listed in the Company’s 2008 Form 10-K filed with the SEC on April 30, 2009.

5.

Liabilities Subject to Compromise: SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject to Compromise may be subject to future adjustments, depending on court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Certain accounts included in the Liabilities Subject to Compromise may be entitled to administrative expense priority under section 503(b)(9) of the Bankruptcy Code. As of January 31st, 2010, the components of Liabilities Subject to Compromise consisted of:

Unsecured Debt	$2,974,875,299

Accounts Payable	98,602,380

OPEB & Pension	740,336,009
Liabilities Subject to Compromise	$3,813,813,688

Under the Bankruptcy Code, the Debtors generally must assume or reject pre-petition executory contracts, including but not limited to real property leases, subject to the approval of the Bankruptcy Courts and certain other conditions. In this context, “assumption” means that the company agrees to perform its obligations and cure all existing defaults under the contract or lease, and “rejection” means that it is relieved from its obligations to perform further under the contract or lease, but is subject to a pre-petition claim for damages for the breach thereof subject to certain limitations. Any damages resulting from rejection of executory contracts that are permitted to be recovered under the Bankruptcy Code will be treated as Liabilities Subject to Compromise unless such claims were secured prior to the Petition Date.

Since the Petition Date, the Company has received Court approval to reject a number of leases and other executory contracts of various types. The Company is reviewing all of its executory contracts and unexpired leases to determine which additional contracts and leases it will reject. The Company expects that additional Liabilities Subject to Compromise will arise due to rejection of executory contracts, including leases, and from the determination of the U.S. Court (or agreement by parties in interest) of allowed claims for contingencies and other disputed amounts. The Company also expects that the assumption of additional executory contracts and unexpired leases will convert certain of the liabilities shown on the accompanying financial statements as subject to compromise to post-petition liabilities. Due to the uncertain nature of many of the potential claims, the Company cannot project the magnitude of such claims with any degree of certainty.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-1

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of January 1, 2010 through January 31, 2010

(Dollars in Thousands)

	All Debtor’s Grand Totals	AbitibiBowater Inc. 09-11296	AbitibiBowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation (ACSC) 09-11299	Abitibi- Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company (ARNC) 09-11301	Abitibi- Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi- Consolidated Finance LP 09-11305
		No Accounts	No Accounts			No Accounts				No Accounts
Beginning Cash Balance	$465,851	$—	$—	$701	$12,658	$—	$1,355	$510	$273	$—	$51
Total Cash Receipts	$809,821	$—	$—	$—	$192,161	$—	$225	$6,889	$—	$—	$—
Total Cash Disbursements	$(799,302)	$—	$—	$—	$(198,169)	$—	$(311)	$(6,500)	$—	$—	$—

Ending Cash Balance	$476,371	$—	$—	$701	$6,649	$—	$1,269	$899	$273	$—	$51

	Bowater Newsprint South LLC 09-11306	Bowater Newsprint South Operations LLC 09-11307	Bowater Finance II, LLC 09-11308	Bowater Alabama LLC 09-11309	Coosa Pines Golf Club, LLC 09-11310	Bowater Incorporated 09-11311	Catawba Property Holdings LLC 09-11312	Bowater Finance Company Inc. 09-11314	Bowater South American Holdings, Inc. 09-11315	Bowater America Inc. (BAI) 09-11316	Lake Superior Forest Products Inc. 09-11317
			No Accounts		No Accounts		No Accounts		No Accounts	No Accounts
Beginning Cash Balance	$1	$4	$—	$111	$—	$429,189	$—	$3	$—	$—	$1
Total Cash Receipts	$—	$4	$—	$279	$—	$454,556	$—	$—	$—	$—	$46
Total Cash Disbursements	$—	$(0)	$—	$(5)	$—	$(442,534)	$—	$—	$—	$—	$(0)

Ending Cash Balance	$1	$8	$—	$386	$—	$441,211	$—	$3	$—	$—	$47

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-1 (Continued)

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of January 1, 2010 through January 31, 2010

(Dollars in Thousands)

	Bowater Canada Finance Corporation 09-11319	Bowater Canadian Holdings Incorporated 09-11320	AbitibiBowater Canada Inc. 09-11321	Bowater Canadian Forest Products Inc. 09-11322	Bowater Maritimes Inc. 09-11324	Bowater LaHave Corporation 09-11325	Bowater Canadian Limited 09-11326	Bowater Nuway Inc. 09-11328	Bowater Nuway Mid-States Inc. 09-11329	Bowater Ventures Inc. 09-11330	AbitibiBowater US Holding 1 Corp 09-11331	ABH LLC 1 09-14485	ABH Holding Company LLC 09-14487
									No Accounts			No Accounts	No Accounts
Beginning Cash Balance	$2	$664	$1	$19,322	$224	$42	$734	$1	$—	$3	$1	$—	$—
Total Cash Receipts	$2	$—	$—	$155,117	$540	$—	$—	$—	$—	$—	$—	$—	$—
Total Cash Disbursements	$(1)	$(1)	$(0)	$(151,280)	$(488)	$(0)	$(12)	$(0)	$—	$(0)	$(0)	$—	$—

Ending Cash Balance	$4	$664	$0	$23,159	$277	$41	$722	$1	$—	$2	$1	$—	$—

Notes:

(1)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks and therefore the ending cash balance on MOR-1 may not agree with the ending cash balance on MOR-6. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(2)	Receipts and disbursements include all cash transactions from bank statements including all activity within the accounts of a Debtor, and activity to and from affiliated Debtors.
(3)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at the end of month foreign exchange rates.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor:

MOR-1a

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of January 1, 2010 through January 31, 2010

(Dollars in Thousands)

	All Debtor’s Grand Totals	AbitibiBowater Inc. 09-11296	AbitibiBowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation (ACSC) 09-11299	Abitibi- Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company (ARNC) 09-11301	Abitibi- Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi- Consolidated Finance LP 09-11305	Bowater Newsprint South LLC 09-11306
Total Cash Receipts	$304,728	$—	$—	$—	$106,400	$—	$45	$371	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$(42,687)	$(248)	$—	$—	$—	$—	$(78)	$(1,179)	$—	$—	$—	$—
Non-Payroll Labor	$(6,279)	$—	$—	$—	$—	$—	$(6)	$—	$—	$—	$—	$—
Raw Materials	$(59,033)	$—	$—	$—	$—	$—	$—	$(6,467)	$—	$—	$—	$—
Utilities	$(11,405)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Freight	$(11,373)	$—	$—	$—	$(1,704)	$—	$(1)	$—	$—	$—	$—	$(80)
SG&A	$(15,339)	$—	$—	$—	$(131)	$—	$(6)	$—	$—	$—	$—	$—
Supplies	$(13,030)	$—	$—	$—	$—	$—	$(2)	$—	$—	$—	$—	$—
Rent	$(41)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$(900)	$—	$—	$—	$(733)	$—	$—	$—	$—	$—	$—	$—
Interest	$(8,872)	$—	$—	$—	$(4,667)	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$(31,686)	$—	$—	$—	$(17,912)	$—	$(0)	$—	$—	$—	$—	$—

Total Cash Disbursements	$(200,645)	$(248)	$—	$—	$(25,147)	$—	$(93)	$(7,645)	$—	$—	$—	$(80)

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $1.220 billion of intercompany cash settlements, and $25.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor:

MOR-1a (continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of January 1, 2010 through January 31, 2010

(Dollars in Thousands)

	Bowater Newsprint South Operations LLC 09-11307	Bowater Finance II, LLC 09-11308	Bowater Alabama LLC 09-11309	Coosa Pines Golf Club, LLC 09-11310	Bowater Incorporated 09-11311	Catawba Property Holdings LLC 09-11312	Bowater Finance Company Inc. 09-11314	Bowater South American Holdings, Inc. 09-11315	Bowater America Inc. (BAI) 09-11316	Lake Superior Forest Products Inc. 09-11317	Bowater Canada Finance Corporation 09-11319	Bowater Canadian Holdings Incorporated 09-11320
Total Cash Receipts	$4	$—	$279	$—	$163,346	$—	$—	$—	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$(1,226)	$—	$(3,211)	$—	$(23,049)	$—	$—	$—	$(1,059)	$—	$—	$—
Non-Payroll Labor	$(224)	$—	$(2)	$—	$(5,278)	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$(542)	$—	$—	$—	$(39,178)	$—	$—	$—	$—	$—	$—	$—
Utilities	$(120)	$—	$—	$—	$(11,276)	$—	$—	$—	$—	$—	$—	$—
Freight	$(5)	$—	$(168)	$—	$(6,908)	$—	$—	$—	$(1,083)	$—	$—	$—
SG&A	$(1,756)	$—	$—	$—	$(11,175)	$—	$—	$—	$—	$—	$—	$—
Supplies	$(704)	$—	$—	$—	$(10,872)	$—	$—	$—	$—	$—	$—	$—
Rent	$—	$—	$—	$—	$(41)	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$—	$—	$—	$—	$(167)	$—	$—	$—	$(0)	$—	$—	$—
Interest	$—	$—	$—	$—	$(2,903)	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$(411)	$—	$(26)	$—	$(1,037)	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$(4,989)	$—	$(3,408)	$—	$(111,884)	$—	$—	$—	$(2,142)	$—	$—	$—

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $1.220 billion of intercompany cash settlements, and $25.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor:

MOR-1a (continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of January 1, 2010 through January 31, 2010

(Dollars in Thousands)

	AbitibiBowater Canada Inc. 09-11321	Bowater Canadian Forest Products Inc. 09-11322	Bowater Maritimes Inc. 09-11324	Bowater LaHave Corporation 09-11325	Bowater Canadian Limited 09-11326	Bowater Nuway Inc. 09-11328		Bowater Nuway Mid-States Inc. 09-11329	Bowater Ventures Inc. 09-11330	AbitibiBowater US Holding 1 Corp 09-11331	ABH LLC 1 09-14485	ABH Holding Company LLC 09-14487

Total Cash Receipts	$—	$34,250	$33	$—	$—		$—	$—	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$—	$(12,632)	$—	$—	$—		$—	$(4)	$—	$—	$—	$—
Non-Payroll Labor	$—	$(768)	$—	$—	$—		$(1)	$—	$—	$—	$—	$—
Raw Materials	$—	$(12,846)	$—	$—	$—		$—	$—	$—	$—	$—	$—
Utilities	$—	$(9)	$—	$—	$—		$—	$—	$—	$—	$—	$—
Freight	$—	$(1,424)	$—	$—	$—		$—	$—	$—	$—	$—	$—
SG&A	$—	$(2,269)	$—	$—	$—		$(1)	$—	$—	$—	$—	$—
Supplies	$—	$(1,452)	$—	$—	$—		$—	$—	$—	$—	$—	$—
Rent	$—	$—	$—	$—	$—	$		$—	$—	$—	$—	$—
Customer Rebates	$—	$—	$—	$—	$—		$—	$—	$—	$—	$—	$—
Interest	$—	$(1,303)	$—	$—	$—		$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—		$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—		$—	$—	$—	$—	$—	$—
Other	$—	$(12,301)	$—	$—	$—		$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$—	$(45,005)	$—	$—	$—		$(2)	$(4)	$—	$—	$—	$—

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $1.220 billion of intercompany cash settlements, and $25.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-2

Schedule of Cash Disbursements by Debtor Entity

(Dollars in Thousands)

Debtor Entity	Notes	Bankruptcy Case Number	Disbursements for the Period January 1, 2010 to January 31, 2010 (1)
AbitibiBowater Inc.		09-11296	$248
AbitibiBowater US Holding LLC	(2)	09-11297	$—
Donohue Corp.	(2)	09-11298	$—
Abitibi Consolidated Sales Corporation (ACSC)		09-11299	$25,147
Abitibi-Consolidated Alabama Corporation	(2)	09-11300	$—
Alabama River Newsprint Company (ARNC)		09-11301	$93
Abitibi-Consolidated Corporation		09-11302	$7,645
Augusta Woodlands, LLC	(2)	09-11303	$—
Tenex Data Inc.	(2)	09-11304	$—
Abitibi-Consolidated Finance LP	(2)	09-11305	$—
Bowater Newsprint South LLC		09-11306	$80
Bowater Newsprint South Operations LLC		09-11307	$4,989
Bowater Finance II, LLC	(2)	09-11308	$—
Bowater Alabama LLC		09-11309	$3,408
Coosa Pines Golf Club, LLC	(2)	09-11310	$—
Bowater Incorporated		09-11311	$111,884
Catawba Property Holdings LLC	(2)	09-11312	$—
Bowater Finance Company, Inc.	(2)	09-11314	$—
Bowater South American Holdings, Inc.	(2)	09-11315	$—
Bowater America Inc. (BAI)		09-11316	$2,142
Lake Superior Forest Products Inc.	(2)	09-11317	$—
Bowater Canada Finance Corporation	(2)	09-11319	$—
Bowater Canadian Holdings Incorporated	(2)	09-11320	$—
AbitibiBowater Canada Inc.	(2)	09-11321	$—
Bowater Canadian Forest Products Inc.		09-11322	$45,005
Bowater Maritimes Inc.	(2)	09-11324	$—
Bowater LaHave Corporation	(2)	09-11325	$—
Bowater Canadian Limited	(2)	09-11326	$—
Bowater Nuway Inc.		09-11328	$2
Bowater Nuway Mid-States Inc.		09-11329	$4
Bowater Ventures Inc.	(2)	09-11330	$—
AbitibiBowater US Holding 1 Corp	(2)	09-11331	$—
ABH LLC 1	(2)	09-14485	$—
ABH Holding Company LLC	(2)	09-14487	$—
Total Disbursements			$200,645

Notes:

(1)	Disbursement amounts in the bank accounts include all payments issued during the period, excluding inter-company cash settlements and transfers between accounts of $ 1.220 billion, and $ 25.0 million in currency exchange. Any disbursements made in Canadian Dollars have been converted to USD at month-end exchange rates.
(2)	Indicates Debtor entities that have no disbursements or have disbursements of $500 or less to report during the period.

re: Abitibibowater Inc.	Chapter 11
Case No. 09-11296
Debtor

MOR-3

Schedule of Debtors Bank Account Balances

(Dollars in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr $	Bank Balance @ January 31, 2010
09	11298	Donohue Corp (DNC)	Bank of America	6296	USD	$701
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1568	USD	$5,455
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1576	USD	$103
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	6171	USD	$—
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2316	USD	$0
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2696	USD	$1,091
09	11301	Alabama River Newsprint Company	Regions	8852	USD	$27
09	11301	Alabama River Newsprint Company	Regions	8852-I	USD	$1,241
09	11301	Alabama River Newsprint Company	Regions	6609	USD	$1
09	11301	Alabama River Newsprint Company	Regions	2789	USD	$0
09	11301	Alabama River Newsprint Company	Regions	5391	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	6482	USD	$96
09	11302	Abitibi-Consolidated Corporation	Bank of America	9128	USD	$0
09	11302	Abitibi-Consolidated Corporation	Bank of America	2704	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	8511	USD	$2
09	11302	Abitibi-Consolidated Corporation	Bank of America	0430	USD	$718
09	11302	Abitibi-Consolidated Corporation	Bank of America	0429	USD	$17
09	11302	Abitibi-Consolidated Corporation	Bank of America	7832	USD	$44
09	11302	Abitibi-Consolidated Corporation	Bank of America	9656	USD	$0
09	11302	Abitibi-Consolidated Corporation	Bank of America	2388	USD	$21
09	11303	Augusta Woodlands LLC	Wachovia	7669	USD	$—
09	11303	Augusta Woodlands LLC	Bank of America	3020	USD	$273
09	11305	Abitibi-Consolidated Finance LP	CIBC	4615	USD	$51
09	11306	Bowater Newsprint South LLC	Wachovia	7229	USD	$1
09	11307	Bowater Newsprint South Ops (BNSO)	Regions Bank	9429	USD	$8
09	11309	Bowater Alabama (BALI)	Coosa Pines Federal Credit Union	2022	USD	$386
09	11311	Bowater Incorporated (BI)	Wachovia	9066	USD	$25,795
09	11311	Bowater Incorporated (BI)	Wachovia	3394	USD	$—
09	11311	Bowater Incorporated (BI)	Wachovia	7224	USD	$2
09	11311	Bowater Incorporated (BI)	Wachovia London	8026	USD	$3
09	11311	Bowater Incorporated (BI)	Wachovia London	8036	GBP	$2,837
09	11311	Bowater Incorporated (BI)	Wachovia London	8166	EUR	$1,756
09	11311	Bowater Incorporated (BI)	Bank of America	2618	USD	$1,031
09	11311	Bowater Incorporated (BI)	Bank of America	5097	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	0687	USD	$210
09	11311	Bowater Incorporated (BI)	Wells Fargo	3255	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3274	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3289	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3293	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	3002	USD	$390,367
09	11311	Bowater Incorporated (BI)	Bank of New York	5679	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	5229	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	6153	USD	$487
09	11311	Bowater Incorporated (BI)	Regions Bank	3536	USD	$21
09	11311	Bowater Incorporated (BI)	BB&T	1324	USD	$89
09	11311	Bowater Incorporated (BI)	BB&T	6446	USD	$237
09	11311	Bowater Incorporated (BI)	SunTrust	1261	USD	$106
09	11311	Bowater Incorporated (BI)	JPMorgan Chase	4478	USD	$829
09	11311	Bowater Incorporated (BI)	Arrowpoint Fed CU	2195	USD	$66
09	11311	Bowater Incorporated (BI)	Carolina First	2882	USD	$1
09	11311	Bowater Incorporated (BI)	Wachovia	9438	USD	$15,000

re: Abitibibowater Inc.	Chapter 11
Case No. 09-11296
Debtor

MOR-3 (continued)

Schedule of Debtors Bank Account Balances

(Dollars in Thousands)

Case #		Debtor Entity	Bank Name	Bank Account Ending In:	Curr $	Bank Balance @ January 31, 2010
09	11314	Bowater Finance Company Inc.	Wachovia	7062	USD	$3
09	11317	Lake Superior Forest Products Inc.	Bank of America	1105	USD	$47
09	11319	Bowater Canada Finance Corporation	Wachovia	7892	USD	$1
09	11319	Bowater Canada Finance Corporation	Wachovia	9074	USD	$2
09	11319	Bowater Canada Finance Corporation	Wachovia	7143	USD	$1
09	11320	Bowater Canadian Holdings Incorporated	Wachovia	9382	USD	$652
09	11320	Bowater Canadian Holdings Incorporated	Toronto Dominion	5387	CAD	$12
09	11321	AbitibiBowater Canada Inc.	Wachovia	7711	USD	$0
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0135	USD	$4,031
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2181	CAD	$9,630
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0811	CAD	$14
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5945	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	8611	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5990	USD	$343
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	9511	CAD	$1,216
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	7609	CAD	$1,111
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	1445	USD	$479
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2392	USD	$73
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	4845	USD	$125
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	6782	CAD	$2,931
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9460	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9428	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9444	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7762	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	8039	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	3089	CAD	$288
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7746	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7754	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0351	USD	$598
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	3801	USD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0364	USD	$109
09	11322	Bowater Canadian Forest Products (BCFPI)	Banque Nationale du Canada	0027	CAD	$592
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	5412	CAD	$3
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	4114	CAD	$1,016
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia	9531	USD	$1
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia London	8036	GBP	$705
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	2394	GBP	$349
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	9992	GBP	$15
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5982	USD	$66
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5889	CAD	$225
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	8603	CAD	$—
09	11325	Bowater LaHave Corporation	Wachovia	6638	USD	$41
09	11326	Bowater Canadian Limited	CIBC	5917	CAD	$20
09	11326	Bowater Canadian Limited	CIBC	6918	CAD	$753
09	11328	Bowater Nuway Inc (BEN)	Wachovia	6806	USD	$1
09	11330	Bowater Ventures Inc	Wachovia	9612	USD	$1
09	11330	Bowater Ventures Inc	Wachovia	7148	USD	$1
09	11331	AbitibiBowater US Holding 1 Corp	Wachovia	9155	USD	$1

In re Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-4

Schedule of Professional Fees and Expenses Paid (1)

For the Period January 1, 2010 to January 31, 2010

	Amount Paid	Cumulative
Professional Firm	This Period	Amount Paid
Paul, Weiss, Rifkind, Wharton & Garrison LLP	$—	$5,164,723
Young Conaway Stargatt & Taylor, LLP	$48,436	$700,527
Deloitte Tax LLP	$—	$1,034,436
Ernst & Young LLP	$281,909	$735,653
Troutman Sanders LLP	$126,517	$1,027,633
PricewaterhouseCoopers LLP, U.S.	$595,420	$977,910
Huron Consulting LLC	$—	$1,917,461
Blackstone Advisory Services L.P.	$—	$2,050,231
Hogan Hartson LLP	$—	$69,220

Totals	$1,052,281	$13,677,793

Notes:
(1) Professional fees include payments to professionals or consultants not in the ordinary course.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-5

Declaration Regarding the Reconciliation of the Debtors’ Bank Accounts

            As of January 31st, 2010

William G. Harvey hereby declares under penalty of perjury:

1.	I am the Executive Vice President and Chief Financial Officer for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	I hereby certify that the bank accounts of the Debtor and all affiliated Debtors are reconciled on a regular and timely basis.

Dated: February 26th, 2010	Respectfully submitted,

/s/ William G. Harvey
	By:	William G. Harvey
	Title:	Executive Vice President & Chief Financial Officer

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6

Debtor Consolidating Balance Sheet

As of January 31st, 2010

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306
ASSETS
Cash and Cash Equivalents	—	—	701,342	6,754,942	—	1,267,712	9,644,665	273,430	—	51,082	—
Receivables Net	—	—	—	123,346	4,524,305	870,194	13,128,083	—	—	—	—
Inventories	—	—	—	22,588,152	—	990,111	2,536,400	—	—	—	—
Prepaid Expense and Other	—	—	—	85,598	—	88,497	111,423	—	—	—	—
Note Receivables from Affiliates	377,858,469	—	510,725,320	277,611,402	—	—	92,000,000	—	—	36,310,682	—
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	377,858,469	—	511,426,662	307,163,440	4,524,305	3,216,514	117,420,571	273,430	—	36,361,764	—

Plant and Equipment	—	—	—	12,893,386	898,483	14,942,658	36,722,898	24,877	—	—	—
Less Accumulated Depreciation	—	—	—	(7,802,224)	(898,483)	(9,009,370)	(10,988,460)	—	—	—	—
Plant and Equipment - Net	—	—	—	5,091,162	—	5,933,288	25,734,438	24,877	—	—	—

Goodwill / Intangible Assets	—	—	—	36,361	—	—	41,400	—	—	—	—
Investment in Subsidiaries	3,154,245,777	688,900,001	1,257,832,309	312,196,505	36,002,166	—	31,483,052	—	—	—	—
Other Assets	11,956,371	941	—	13,005,927	—	—	31,368,122	—	—	—	—
Total Assets	3,544,060,617	688,900,942	1,769,258,971	637,493,395	40,526,471	9,149,802	206,047,583	298,307	—	36,361,764	—

LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	—	—	—	2,876,289	(4,257,515)	(1,680,973)	4,819,144	(2)	—	—	—
Accrued Liabilities	6,431,639	—	(40,998,493)	90,713,188	3,991	(3,435,706)	3,349,735	—	—	—	—
Current Portion of Long Term Debt	—	—	—	—	—	—	—	—	—	—	—
Due to Affiliates	83,567,056	—	35,711,059	(106,523,834)	(12,443,078)	(207,855)	335,819,585	(4,371,680)	—	(14,168,894)	23,500,000
Income Tax Payable	(30,588,546)	(11,987,501)	9,284,916	12,768,254	(3,999,490)	—	(29,222,290)	(17,890)	—	—	—
Total Current Liabilities	59,410,149	(11,987,501)	3,997,482	(166,103)	(20,696,092)	(5,324,534)	314,766,174	(4,389,572)	—	(14,168,894)	23,500,000

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	(154,168)	(1)	—	(28,984,997)	(1)	(4,376,335)	139,488,554	—	—	(2)	2,000,000
Deferred Income Taxes	(1,670,339)	(11,797,935)	(8,927,186)	(41,114,383)	26,782,890	—	(202,989,475)	—	—	—	77,447,000
Liabilities Subject to Compromise
Debt	296,279,094	—	—	—	—	—	—	—	—	8,459,437	—
Debt Affiliate	725,156,300	787,337,635	—	464,030,710	262,575,505	—	—	—	—	—	—
Accounts Payable	—	—	—	6,800,704	—	3,405,382	4,774,683	—	—	—	—
Other	3,720,827	—	—	130,006,261	—	29,348,552	5,686,578	—	—	—	—
Total Liabilities	1,082,741,863	763,552,198	(4,929,704)	530,572,192	268,662,302	23,053,065	261,726,514	(4,389,572)	—	(5,709,459)	102,947,000

Shareholder Equity - Net	2,461,318,754	(74,651,256)	1,774,188,675	106,921,203	(228,135,831)	(13,903,263)	(55,678,931)	4,687,879	—	42,071,223	(102,947,000)

Total Liabilities and Shareholders’ Equity	3,544,060,617	688,900,942	1,769,258,971	637,493,395	40,526,471	9,149,802	206,047,583	298,307	—	36,361,764	—

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of January 31st, 2010

	Bowater Newsprint South Operations LLC	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated
	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320
ASSETS
Cash and Cash Equivalents	10,242	—	385,927	—	429,499,929	—	2,714	—	—	47,349	919	663,964
Receivables Net	10,961,326	—	7,044,178	—	102,273,554	—	—	—	81,497,952	—	—	—
Inventories	10,332,968	—	35,680,451	—	94,157,496	—	—	—	2,683,108	—	—	—
Prepaid Expense and Other	2,319,292	—	5,836,981	—	35,581,634	—	—	—	—	—	—	—
Note Receivables from Affiliates	—	—	—	—	1,048,055,157	—	30,060,355	—	—	—	—	46,797,509
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	23,623,828	—	48,947,537	—	1,709,567,770	—	30,063,069	—	84,181,060	47,349	919	47,461,473

Plant and Equipment	376,824,240	—	463,833,161	1,792,022	2,592,805,800	—	—	—	3,403,000	—	—	—
Less Accumulated Depreciation	(194,052,694)	—	(209,127,123)	(1,537,678)	(1,922,240,259)	—	—	—	(3,403,000)	—	—	—
Plant and Equipment - Net	182,771,546	—	254,706,038	254,344	670,565,541	—	—	—	—	—	—	—

Goodwill / Intangible Assets	—	—	—	—	—	—	—	—	9,100,000	—	—	—
Investment in Subsidiaries	—	—	—	—	2,624,211,814	—	(3,010,119)	—	9,592,497	88,358,461	818,915,994	2,789,458,417
Other Assets	—	—	—	—	66,324,026	—	—	—	—	—	1,225,459	—
Total Assets	206,395,374	—	303,653,575	254,344	5,070,669,151	—	27,052,950	—	102,873,557	88,405,810	820,142,372	2,836,919,890

LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	1,169,704	—	6,038,292	—	30,904,916	—	—	—	2,396,478	—	—	—
Accrued Liabilities	3,812,936	—	10,876,819	5,800	73,954,881	—	—	—	4,678,584	(11,980,000)	—	(425,939)
Current Portion of Long Term Debt	—	—	—	—	163,894,737	—	—	—	—	—	—	—
Due to Affiliates	25,602,270	—	(136,583,513)	(253,240)	(775,115,874)	—	(11,188)	—	693,507,640	77,246,995	466,603	879,664
Income Tax Payable	—	—	—	—	45,397,499	—	—	—	—	—	—	(1)
Total Current Liabilities	30,584,910	—	(119,668,402)	(247,440)	(460,963,841)	—	(11,188)	—	700,582,702	65,266,995	466,603	453,724

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	(1,510)	—	823,435	—	(35,517,446)	—	(1)	—	(2)	—	(4)	3
Deferred Income Taxes	(5,396,946)	—	56,995,190	(55,865)	4,330,121	—	—	—	3,455,063	10,063,421	24,229,536	—
Liabilities Subject to Compromise
Debt	4,583,540	—	—	—	1,608,152,037	—	—	—	—	—	657,168,220	—
Debt Affiliate	—	—	—	—	507,481,566	—	—	—	—	—	—	106,396,150
Accounts Payable	2,423,377	—	12,445,714	—	33,756,905	—	—	—	—	—	—	—
Other	9,072,862		63,034,835	6	318,167,826	—	—	—	—	—	—	—
Total Liabilities	41,266,233	—	13,630,772	(303,299)	1,975,407,168	—	(11,189)	—	704,037,763	75,330,416	681,864,355	106,849,877

Shareholder Equity - Net	165,129,141	—	290,022,803	557,643	3,095,261,983	—	27,064,139	—	(601,164,206)	13,075,394	138,278,017	2,730,070,013

Total Liabilities and Shareholders’ Equity	206,395,374	—	303,653,575	254,344	5,070,669,151	—	27,052,950	—	102,873,557	88,405,810	820,142,372	2,836,919,890

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of January 31st, 2010

	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC 1	ABH Holding Company LLC	Grand Total
	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
ASSETS
Cash and Cash Equivalents	1,945	19,993,166	249,432	41,962	722,389	1,265	—	1,379	—	—	—	470,315,755
Receivables Net	—	94,328,778	146,030	—	—	—	30	—	—	—	—	314,897,776
Inventories	—	105,648,381	215,986	—	—	—	136,252	—	—	—	—	274,969,305
Prepaid Expense and Other	—	4,535,142	(3,363)	—	—	—	87,135	—	—	—	—	48,642,339
Note Receivables from Affiliates	—	477,094,021	—	—	—	482,838,923	—	—	—	250,919,443	—	3,379,351,838
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	1,945	701,599,488	608,085	41,962	722,389	482,840,188	223,417	1,379	—	250,919,443	—	4,488,177,013

Plant and Equipment	—	1,576,022,770	8,587,745	—	—	—	23,246,975	—	—	—	—	5,111,998,015
Less Accumulated Depreciation	—	(1,054,065,966)	(2,587,746)	—	—	—	(18,442,885)	—	—	—	—	(3,434,155,888)
Plant and Equipment - Net	—	521,956,804	5,999,999	—	—	—	4,804,090	—	—	—	—	1,677,842,127

Goodwill / Intangible Assets	—	46,899,000	—	—	—	—	—	—	—	—	—	56,076,761
Investment in Subsidiaries	1,641,734,485	966,877,914	—	79,809,309	7,270,251	5,100,000	—	820,283	—	—	250,919,443	14,509,799,116
Other Assets	—	85,713,914	(22,345,194)	—	—	—	—	—	—	—	—	187,249,566
Total Assets	1,641,736,430	2,323,047,120	(15,737,110)	79,851,271	7,992,640	487,940,188	5,027,507	821,662	—	250,919,443	250,919,443	20,919,144,583

LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	—	3,373,451	1,201	—	—	1	146,283	—	—	—	—	45,787,269
Accrued Liabilities	5,692	61,433,533	418,929	—	—	15,809	38,523	—	—	—	—	198,899,921
Current Portion of Long Term Debt	—	42,105,263	—	—	—	—	—	—	—	—	—	206,000,000
Due to Affiliates	5,782,864	(126,348,531)	51,326,729	—	14,009	(2,257,436)	73,323,525	128,110	—	—	—	228,590,986
Income Tax Payable	1	520,373	148	—	112,782	—	—	—	—	—	—	(7,731,745)
Total Current Liabilities	5,788,557	(18,915,911)	51,747,007	—	126,791	(2,241,626)	73,508,331	128,110	—	—	—	671,546,431

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	(1)	100,079,925	(32,643,410)	—	(1)	(2)	100,001	—	—	—	—	140,814,037
Deferred Income Taxes	19,560,394	12,273,243	130,440	—	(110,443)	(794,126)	8,388,413	—	—	—	—	(29,200,987)
Liabilities Subject to Compromise												—
Debt	—	400,232,971	—	—	—	—	—	—	—	—	—	2,974,875,299
Debt Affiliate	329,334,714	358,372,365	147,754,739	—	—	—	—	—	—	—	—	3,688,439,684
Accounts Payable	—	33,596,582	1,267,671	—	—	50,347	81,015	—	—	—	—	98,602,380
Other	—	133,946,166	47,279,275	(1)	—	(3)	72,823	—	—	—	—	740,336,009
Total Liabilities	354,683,664	1,019,585,341	215,535,722	(1)	16,347	(2,985,410)	82,150,583	128,110	—	—	—	8,285,412,853
Shareholder Equity - Net	1,287,052,766	1,303,461,779	(231,272,832)	79,851,272	7,976,293	490,925,598	(77,123,076)	693,552	—	250,919,443	250,919,443	12,633,731,730

Total Liabilities and Shareholders’ Equity	1,641,736,430	2,323,047,120	(15,737,110)	79,851,271	7,992,640	487,940,188	5,027,507	821,662	—	250,919,443	250,919,443	20,919,144,583

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7

Debtor Consolidating Statement of Operations

For the Period January 1st, 2010 to January 31st, 2010

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306
Statement of Operations
Sales - Net	—	—	—	105,363,736	—	69	(30,248)	—	—	—	—
Cost of Sales	—	—	—	104,790,914	—	(77,279)	567,363	—	—	—	—
Gross Profit (Loss)	—	—	—	572,822	—	77,348	(597,611)	—	—	—	—
Operating Expenses
Selling, General and Administrative	649,833	—	2,500	291,134	1,250	—	—	—	—	—	—
Research and Development	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	—	—	666,667	—	—	(1,564)	—	—	—	—
Total Operating Expenses	649,833	—	2,500	957,801	1,250	—	(1,564)	—	—	—	—
Operating Income (Loss)	(649,833)	—	(2,500)	(384,979)	(1,250)	77,348	(596,047)	—	—	—	—
Interest Income (Expense)	—	—	—	35,273	—	204	(6,456)	—	—	(52,775)	—
Other Income (Expense) Net	229,048	(15)	—	(1,017,206)	—	68,222	—	—	—	1,303	—
Equity in Earnings of Subs	—	—	—	—	—	—	—	—	—	—	—
Income Before Taxes	(420,785)	(15)	(2,500)	(1,366,912)	(1,250)	145,774	(602,503)	—	—	(51,472)	—

Income Tax Expense	—	—	—	(26)	—	—	—	—	—	—	—

Net Income before Discontinued Operations	(420,785)	(15)	(2,500)	(1,366,938)	(1,250)	145,774	(602,503)	—	—	(51,472)	—
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	(420,785)	(15)	(2,500)	(1,366,938)	(1,250)	145,774	(602,503)	—	—	(51,472)	—

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period January 1st, 2010 to January 31st, 2010

	Bowater Newsprint South Operations LLC	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated
	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320
Statement of Operations
Sales - Net	9,986,672	—	22,278,535	—	67,643,389	—	—	—	76,913,443	—	—	—
Cost of Sales	9,342,457	—	23,123,030	(3,113)	73,994,501	—	—	—	77,921,542	—	—	—
Gross Profit (Loss)	644,215	—	(844,495)	3,113	(6,351,112)	—	—	—	(1,008,099)	—	—	—
Operating Expenses
Selling, General and Administrative	6,933	—	111,355	—	3,550,287	—	—	—	12,107	—	—	—
Research and Development	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	—	(1,021,655)	—	2,706,137	—	—	—	—	—	—	—
Total Operating Expenses	6,933	—	(910,300)	—	6,256,424	—	—	—	12,107	—	—	—
Operating Income (Loss)	637,282	—	65,805	3,113	(12,607,536)	—	—	—	(1,020,206)	—	—	—

Interest Income (Expense)	(173)	—	(177)	—	(4,936,721)	—	—	—	—	(18)	(3,975,173)	(552,323)
Other Income (Expense) Net	1,515	—	155,421	—	1,216,240	—	—	—	35,785	—	404,430	147,238
Equity in Earnings of Subs	—	—	—	—	—	—	—	—	—	(558,800)	—	—
Income Before Taxes	638,624	—	221,049	3,113	(16,328,017)	—	—	—	(984,421)	(558,818)	(3,570,743)	(405,085)

Income Tax Expense	—	—	—	—	—	—	—	—	31,667	—	—	—

Net Income before Discontinued Operations	638,624	—	221,049	3,113	(16,328,017)	—	—	—	(952,754)	(558,818)	(3,570,743)	(405,085)
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	638,624	—	221,049	3,113	(16,328,017)	—	—	—	(952,754)	(558,818)	(3,570,743)	(405,085)

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period January 1st, 2010 to January 31st, 2010

	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC 1	ABH Holding Company LLC	Grand Total
	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
Statement of Operations
Sales - Net	—	33,587,398	—	—	—	4,904	3,407	—	—	—		315,751,305
Cost of Sales	—	38,541,797	111,093	—	—	(1,578)	44,846	—	—	—		328,355,573
Gross Profit (Loss)	—	(4,954,399)	(111,093)	—	—	6,482	(41,439)	—	—	—		(12,604,268)
Operating Expenses												—
Selling, General and Administrative	—	1,079,723	—	—	—	—	—	—	—	—		5,705,122
Research and Development	—	—	—	—	—	—	—	—	—	—		—
Restructuring and other Costs	—	2,305,929	—	—	—	—	—	—	—	—		4,655,514
Total Operating Expenses	—	3,385,652	—	—	—	—	—	—	—	—		10,360,636
												—
Operating Income (Loss)	—	(8,340,051)	(111,093)	—	—	6,482	(41,439)	—	—	—		(22,964,904)
												—
Interest Income (Expense)	(31)	(3,419,483)	(419,604)	(472)	(5)	—	—	(32)	—	—		(13,327,966)
Other Income (Expense) Net	413,072	16,086,916	4,394,326	—	—	129	(57)	—	—	—		22,136,367
Equity in Earnings of Subs	—	(7,627)	—	—	—	—	—	—	—	—		(566,427)
Income Before Taxes	413,041	4,319,755	3,863,629	(472)	(5)	6,611	(41,496)	(32)	—	—		(14,722,930)
												—
Income Tax Expense	—	—	—	—	—	—	—	—	—	—		31,641
												—
Net Income before Discontinued Operations	413,041	4,319,755	3,863,629	(472)	(5)	6,611	(41,496)	(32)	—	—		(14,691,289)
Discontinued Operations	—	—	—	—	—	—	—	—	—	—		—
Net Income (Loss)	413,041	4,319,755	3,863,629	(472)	(5)	6,611	(41,496)	(32)	—	—		(14,691,289)

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-8

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of January 31st, 2010

Joel P. Ihrig hereby declares under penalty of perjury:

1.	I am the Vice President of Taxation for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	To the best of my knowledge, I certify that the Debtor and all affiliated Debtors have paid all taxes from January 1st, 2010, through January 31st, 2010, the end of this reporting period.

Dated:February 26th, 2010	Respectfully submitted,

/s/ Joel P. Ihrig
By: Joel P. Ihrig
Title: Vice President Taxation

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-9

Combined Listing of Post-Petition Aged Accounts Payable

As of January 31st, 2010

(Dollars in Thousands)

		Number of Days Outstanding
	Notes	0-30	31-60	61-90	Over 90	Totals
Accounts Payable	(1)	$36,996	$5,586	$1,831	$1,374	$45,787

Total Post-Petition Payables		$36,996	$5,586	$1,831	$1,374	$45,787

Notes:

(1)	The post-petition accounts payable reported represents open and outstanding trade vendor invoices, based on invoice date, that have been entered into the Debtors’ accounts payable system. These amounts do not include any payables based on accruals for which invoices have not been received nor services performed.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-10

Combined Listing of Aged Accounts Receivable

As of January 31st, 2010

(Dollars in Thousands)

	Number of Days Outstanding
	Notes	Current	1-30	31-60	61-90	Over 90	Totals
Accounts Receivable	(1)	$186,756	$29,250	$3,705	$589	$23,649	$243,950
Other Receivables	(2)	$66,606	$—	$—	$—	$14,886	$81,492

Totals	(3)	$253,363	$29,250	$3,705	$589	$38,535	$325,442

		77.9%	9.0%	1.1%	0.2%	11.8%	100.0%

Notes:

(1)	All amounts have been converted to U.S. Dollars.
(2)	Other receivables primarily include:

-A/R Excise/Commodity Taxes - $10.5 million

-A/R Black Liquor Fuel Credit Program - $7.4 million

-A/R Roads/Land Refurb Credit - $15.0 million

-Other A/R miscellaneous items - $51.1 million

(3)	The accounts receivable stated above does not include any provisions for bad debt. The allowance for bad debt is approximately $10.5 million.

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR - 11

Summary of Debtors Post-Petition Intercompany Receivables and Payables

(Dollars in Thousands)

		December 31, 2009			January 31, 2010			Change
		Intercompany	Intercompany		Intercompany	Intercompany		Intercompany	Intercompany
Case #	Debtor Entity	Balances	Notes	Total	Balances	Notes	Total	Balances	Notes	Total

09-11296	AbitibiBowater Incorporated	(75,996)	(347,298)	(423,293)	(83,567)	(347,298)	(430,865)	(7,571)	—	(7,571)
09-11297	AbitibiBowater US Holding LLC	—	(787,338)	(787,338)	—	(787,338)	(787,338)	—	—	—
09-11298	Donohue Corp.	(35,761)	530,590	494,829	(35,761)	531,802	496,040	—	1,211	1,211
09-11299	Abitibi Consolidated Sales Corporation	19,058	(186,419)	(167,360)	17,643	(187,600)	(169,957)	(1,415)	(1,181)	(2,596)
09-11300	Abitibi-Consolidated Alabama Corporation	12,584	(262,576)	(249,992)	12,651	(262,606)	(249,955)	67	(30)	37
09-11301	Alabama River Newsprint Company	—	—	—	—	—	—	—	—	—
09-11302	Abitibi-Consolidated Corporation	(285,981)	52,000	(233,981)	(295,820)	52,000	(243,820)	(9,838)	—	(9,838)
09-11303	Augusta Woodlands, LLC	4,372	40,000	44,372	4,372	40,000	44,372	—	—	—
09-11304	Tenex Data Inc.	—	—	—	—	—	—	—	—	—
09-11305	Abitibi-Consolidated Finance LP	14,130	36,414	50,544	14,169	35,729	49,898	39	(685)	(646)
09-11306	Bowater Newsprint South LLC	(22,300)	—	(22,300)	(23,500)	—	(23,500)	(1,200)	—	(1,200)
09-11307	Bowater Newsprint South Operations LLC	(28,179)	—	(28,179)	(25,602)	—	(25,602)	2,577	—	2,577
09-11308	Bowater Finance II LLC	—	—	—	—	—	—	—	—	—
09-11309	Bowater Alabama LLC	135,103	—	135,103	136,330	—	136,330	1,227	—	1,227
09-11310	Coosa Pines Golf Club LLC	249	—	249	253	—	253	5	—	5
09-11311	Bowater Incorporated	760,006	540,991	1,300,997	775,116	535,103	1,310,219	15,110	(5,888)	9,222
09-11312	Catawba Property Holdings LLC	—	—	—	—	—	—	—	—	—
09-11314	Bowater Finance Company Inc.	11	30,060	30,072	11	30,060	30,072	—	—	—
09-11315	Bowater South American Holdings Inc.	—	—	—	—	—	—	—	—	—
09-11316	Bowater America Inc.	(688,056)	—	(688,056)	(693,508)	—	(693,508)	(5,452)	—	(5,452)
09-11317	Lake Superior Forest Products Inc.	(77,201)	—	(77,201)	(77,247)	—	(77,247)	(46)	—	(46)
09-11319	Bowater Canada Finance Corporation	(474)	—	(474)	(467)	—	(467)	8	—	8
09-11320	Bowater Canadian Holdings Incorporated	(1,027)	(60,960)	(61,987)	(880)	(61,492)	(62,371)	148	(532)	(384)
09-11321	AbitibiBowater Canada Inc.	(5,875)	(329,335)	(335,210)	(5,783)	(329,335)	(335,118)	93	—	93
09-11322	Bowater Canadian Forest Products Inc.	148,654	112,270	260,924	140,392	116,002	256,394	(8,262)	3,732	(4,530)
09-11324	Bowater Maritimes Inc.	(51,474)	(149,699)	(201,173)	(51,327)	(147,755)	(199,081)	147	1,944	2,091
09-11325	Bowater LaHave Corporation	—	—	—	—	—	—	—	—	—
09-11326	Bowater Canadian Limited	(14)	—	(14)	(14)	—	(14)	0	—	0
09-11328	Bowater Nuway Inc.	2,251	482,839	485,090	2,257	482,839	485,096	7	—	7
09-11329	Bowater Nuway Mid-states Inc.	(73,309)	—	(73,309)	(73,324)	—	(73,324)	(15)	—	(15)
09-11330	Bowater Ventures Inc.	(128)	—	(128)	(128)	—	(128)	—	—	—
09-11331	AbitibiBowater US Holding 1 Corp.	—	—	—	—	—	—	—	—	—
09-14485	ABH LLC 1	—	250,919	250,919	—	250,919	250,919	—	—	—
09-14487	ABH Holding Company LLC	—	—	—	—	—	—	—	—	—

	CCAA Filing Companies	278,162	123,793	401,955	324,088	115,705	439,793	45,927	(8,088)	37,839

	Non-Filing Companies	(28,803)	(76,254)	(105,057)	(60,357)	(66,737)	(127,094)	(31,553)	9,517	(22,037)

	Total	$0	$(0)	$0	$0	$0	$0	$(0)	$0	$0

In re Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-12

Debtors’ Questionnaire

For the Period January 1st, 2010 to January 31st, 2010

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this period? If yes, provide an explanation below.	☐	☒

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☐	☒

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	☒	☐

4. Are workers compensation, general liability and other necessary Insurance coverage in effect? If no, provide an explanation below.	☒	☐

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

	☐	☒

In re: Abitibibowater Inc., et al.,	Chapter 11
Case No. 09-11296
Debtor

MOR-12a

Supplement to Debtors’ Questionnaire

For Period January 1st, 2010 to January 31st, 2010

Listing of bank accounts opened during the reporting period.

Debtor	Bank Name	Date Opened
(none)